DEFERRED REVENUE	3 Months Ended
Mar. 31, 2017
Deferred Revenue Disclosure [Abstract]
Deferred Revenue

8. DEFERRED REVENUE

A rollforward of current deferred revenue follows.

	Williston Basin	Piceance/DJ Basins	Total current
	(In thousands)
Current deferred revenue, January 1, 2017	$—	$—	$—
Additions	—	3,574	3,574
Less revenue recognized	—	3,574	3,574
Current deferred revenue, March 31, 2017	$—	$—	$—

A rollforward of noncurrent deferred revenue follows.

	Williston Basin	Piceance/DJ Basins	Total noncurrent
	(In thousands)
Noncurrent deferred revenue, January 1, 2017	$37,693	$19,772	$57,465
Additions	—	—	—
Less revenue recognized	37,693	792	38,485
Noncurrent deferred revenue, March 31, 2017	$—	$18,980	$18,980

As of March 31, 2017, accounts receivable included $4.3 million of total shortfall payment billings, of which none related to MVC arrangements that can be utilized to offset gathering fees in subsequent periods.

During the first quarter of 2017, we amended an agreement with one of our key customers in the Williston Basin segment. The amendment removed the customer’s ability to apply its accumulated but unused MVCs to future gathering fees and adjusted other terms of the original contract, including certain aspects of the rate structure. Prior to this amendment, the cumulative MVC shortfall payments made to us and deferred on our consolidated balance sheet totaled $37.7 million as of December 31, 2016.  Based on our review of the amendment and original contract, we determined this was not a material modification to the contract and that we had no further performance obligations in regards to the previously-made MVC payments.  As a result, we have recognized the previously deferred revenue of $37.7 million as gathering services and related fees during the first quarter of 2017.